SCHEDULE 14C INFORMATION
     PRELIMINARY REVISED INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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[X ] Preliminary information statement      [ ]  Confidential, for use of the
                                                 Commission only (as permitted
                                                 by Rule 14c-5(d)(2))
[  ] Definitive information statement

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                        --------------------------------
                (Name of Registrant as Specified in Its Charter)

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[ ]    Fee computed on table below per Exchange Act Rules 14-c-5 (g) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (5)    Total fee paid:

       [ ]    Fee paid previously with preliminary materials:

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

       (2)    Form, Schedule or Registration Statement No: 0-26028

       (3)    Filing Party:        Imaging Diagnostic Systems, Inc.

       (4)    Date Filed:          October 29, 1998

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18TH COURT
                            PLANTATION, FLORIDA 33313

                               _____________, 1998


                              INFORMATION STATEMENT

THIS STATEMENT IS FOR INFORMATION PURPOSES ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Imaging Diagnostic Systems, Inc., a Florida Corporation, (the "Company"), is a medical technology company that has developed and is testing a Computed Tomography Laser Mammography ("CTLM(TM)") device for detecting breast cancer through the skin in a non-invasive procedure. The CTLM(TM) employs a high-speed pico-second pulsed titanium sapphire laser and proprietary scanning geometry and reconstruction algorithms to detect and analyze tissue in the breast for indicia of malignancy or benignancy. The components of the laser system are purchased from two unaffiliated parties and assembled and installed into the CTLM(TM) by the Company.

The Company is developing a clinical atlas of the optical properties of benign and malignant tissues with respect to absorption and scattering parameters as laser light pulses pass through the tissue. The CTLM(TM) device is designed to provide the physician with objective data for interpretation and further clinical work-up. Accordingly, the Company believes that the CTLM(TM) will improve early diagnosis, reduce diagnostic uncertainty, and decrease the number of biopsies performed on benign lesions.

This Information Statement is being mailed to the shareholders of the Company commencing on or about _______________ 1998, in connection with the adoption, by a majority of the Company's shareholders entitled to take action there on, of the Amendment to the Company's Articles of Incorporation contained herein.

Pursuant to Section 607.0704 Florida Statutes, any action to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if the action is taken by a majority of the holders of outstanding stock of each voting group entitled to vote. The Certificates of Designation of the Series B, D, E, and H Preferred Stock (the "Certificates"), which were filed with and accepted by the State of Florida, provide that, in the event there are insufficient shares to effect a conversion, the Company is required to increase the number of authorized shares to effect such conversion. Due to the decrease in the Company's stock price, the Company no longer has an adequate number of common shares authorized to meet its contractual obligations with regard to the conversion of the Preferred Stock.

The Certificates also provide that the holders of the Preferred Shares shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote. The certificates provide no other voting rights to the Holders.

As of the 10th day of July, 1998, Austost Anstalt Schaan, Balmore Funds S.A., Dominion Capital Funds, Ltd., Canadian Capital Fund Ltd., Avalon Capital Ltd., Richard J. Grable, Weyburn Overseas Limited, Linda B. Grable, Goodland International Investment Ltd. and Allan L. Schwartz, (collectively "the Majority Shareholders"), authorized, by written action, the Company's adoption of an amendment, in the form of Exhibit A hereto (the "Amendment"), to the Company's Certificate of Incorporation, as amended, to increase the authorized common stock, no par value per share ("Common Stock"), of the Company from 48,000,000 shares to 100,000,000 shares (the "Written Action"). Taking into account such provision and including the Common Stock held by the Majority Shareholders, the Majority Shareholders were entitled to and voted the number of shares set forth opposite their names:

                                                                                 PERCENTAGE OF
NAME                                        NUMBER OF SHARES                     OUTSTANDING (1)
----                                        ----------------                     --------------
Austost Anstalt Schaan                       1,985,631                                   3.8%
Balmore Funds S.A.                           1,985,631                                   3.8%
Dominion Capital Funds Ltd.                  1,334,996                                   2.6%
Canadian Capital Fund Ltd.                     636,379                                   1.2%
Avalon Capital Ltd.                            673,401                                   1.3%
Weyburn Overseas Limited (2)                 3,325,942                                   6.5%
Goodland International (2)
  Investment Ltd.                            7,760.532                                  15.1%
Richard J. Grable                            7,995,040                                  15.5%
Allan L. Schwartz                            3,579,980                                   7.0%
Linda B. Grable                              3,497,800                                   6.8%
                                        --------------                             ---------
         TOTAL                              32,775,332                                  63.6%

----------------

1. Percentage calculation includes the additional shares of common stock that would have been outstanding had all of the shares of Preferred Stock been converted into shares of Common on the date of the Written Action.

2. Everest Capital Limited, is the investment manager for Weyburn Overseas Limited and Goodland International Investments, Ltd. Mr. John Malloy is the Managing Director of Everest Capital Limited, a British Virgin Island corporation.

------------------------

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect. The Company's stock is traded on the OTC/Bulletin Board and is deemed to be a "penny stock". The Securities and Exchange Commission (the "Commission") has adopted regulations, which generally define Penny Stocks to be an Equity Security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. At present, the market price of the Company's Common Stock is substantially less than $5.00 per share and therefore may be designated as a "penny stock." pursuant to the rules under the Securities Exchange Act of 1934, as amended. Such a designation requires any broker or dealer selling such securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser, and determine that the purchaser is reasonably suitable to purchase such securities. These rules may restrict the ability of Broker/Dealers to sell the Company's Common Stock and may affect the ability of shareholders to sell their Shares. The issuance of large amounts of common stock upon conversion and the subsequent sale of such shares may further depress the price of the common stock. In addition, since each new issuance of common stock dilutes existing shareholders, the issuance of substantial additional shares may effectuate a change of control of the Company.

On March 24, 1996, the Company filed its application with Nasdaq to be listed on the Small Cap Market. The Company's request for listing was subsequently denied after a hearing before the Listing Qualifications Panel (the "Panel"). The denial was based upon the fact that one of the Company's outside shareholders (the "Shareholder"), who had no control or relationship with the Company, other than as a minority shareholder, had a questionable background and owned a 5% interest in the Company.

As a result, the Company appealed the denial decision to the Nasdaq Listing and Hearing Review Committee (the "Committee") which on February 5, 1997, reversed the decision of the Panel and stated in part the following:

         "Accordingly, we recommend that the Panel's decision denying initial inclusion be reversed and the case be remanded to the Staff with instructions to implement the Company's proposal..."

The Company in fact, did implement its proposal and on March 12th provided Nasdaq with copies of all documentation necessary to satisfy any concerns that the Panel had regarding the Shareholder. On March 31, 1997, prior to the time Nasdaq acted on the proposal, Barron's published an inaccurate article stating that a Nasdaq spokesman indicated that the listing would be denied. At all times up until the date of this article the Company's stock traded at $3.00 and above. The article had a predictable negative impact on the Company's stock and the price dropped below $3.00, where it has stayed ever since the Barron's article, despite a retraction from Barron's on April 7, 1997. Based upon this decline the Nasdaq staff has refused to approve the Company for listing on the Nasdaq Small Cap Market.

The Company appealed the denial of the listing at an oral hearing before the Nasdaq Qualification Hearing Panel (the "Panel") in Washington D.C. on January 22, 1998. On February 10, 1998, the Panel issued its decision granting the Company's request for initial inclusion on the Nasdaq Small Cap Market, subject to the following conditions:

         1. On or before May 11, 1998, the Company must effect a reverse stock split sufficient to raise its bid price to, or above $4.00 per share for the opening of one trading day or in the alternative, on or before May 11, 1998, the Company must have and retain for 10 consecutive trading days a $4.00 bid price through natural forces.

         2. On or before May 11, 1998, the Company must make a public filing with the SEC and Nasdaq evidencing a minimum of $5,000,000 in net tangible assets.

The Board of Directors determined that a reverse split at that time would be detrimental to the company and the interests of its shareholders and vetoed the proposal for the reverse split. The conditional listing expired on May 11, 1998.

The Company immediately appealed this decision to the Nasdaq Listing and Hearing Review Council (the "Council"). On May 19, 1998 the Company received the Decision of the Council which affirmed the decision of the Panel. The Council stated that:

      "In making this decision, we find unpersuasive the Company's argument that on remand, it was not required to satisfy the initial inclusion bid requirement, or by implication, any of the other listing requirements. In fact the purpose of a remand and the continuing role of the staff in the process is to provide assurance that the Company satisfied Nasdaq listing requirement at the time it was listed, a fact that the Company likely understood when it went through the re-application process following remand."

The Company contends that this determination is incorrect in that the Company never went through a re-application process following remand. The Council went on to state, in part, that:

      "The Company could have no reasonable expectation that it received a waiver of Nasdaq listing standard. The decision merely determines that the ownership of the shareholder at issue would not prevent listing, given the Company's plan to insulate itself. We believe that the Panel's exception, which appears to be within the Company's control to achieve, was appropriate. While the incorrect Barron's article was unfortunate, we note that a retraction was later printed and sufficient time has passed to allow the Company's stock to be fairly priced in the market.

On June 11, 1998, the Company filed an Application for Review before the United States Securities and Exchange Commission to appeal the Decision of the Council. The basis for the appeal was that the Council erred in affirming the Panel's decision placing conditions upon the Company's initial inclusion. The Company contends that; (i) it did satisfy all the listing requirements on a timely basis but was

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

initially rejected for listing by the Nasdaq Staff and Panel on grounds that were ultimately reversed by the Council in the first appeal; (ii) that the Company satisfied the listing requirement and this fact was so recognized in the Council's Decision in the first appeal; (iii) that due to the four month delay cased by the Nasdaq Staff; dilatory review process, and the irresponsible remarks made by a Nasdaq Staff member to Barron's; the price of the Company's stock declined below the initial listing requirement (but remained well above the maintenance requirement). Based upon price deficiency alone, the Company was denied listing.

On August 8, 1998, the Company filed it's Brief in Support of Application for Review. Nasdaq's brief was due on September 10, 1998 and filed on September 15, 1998. On September 25, 1998, the Company filed its Reply Memorandum to the Brief of the Nasdaq Stock Market. As of the date of this Information Statement, no hearing has been scheduled.

ACTIONS TAKEN
-------------

The Company, as authorized by the necessary approvals of a majority of the votes necessary for such authorization, has approved the adoption of an amendment, in the form of Exhibit A hereto (the "Amendment"), to the Company's Articles of Incorporation, as amended, to increase the authorized common stock, no par value per share ("Common Stock"), of the Company from 48,000,000 shares to 100,000,000 shares. See "Articles of Amendment" attached hereto as EXHIBIT A. The form of the Certificates of Designation for the Series B, D, E and H Preferred Stock, the holders of which are the Majority Holders are attached hereto as Exhibits B, C, D and E, respectively.

The Amendment was adopted to facilitate the conversion of approximately $4,500,000 in Series B Convertible Stock and $1,080,000 in Series H Preferred Stock, the only two Preferred Series still outstanding. In addition, the Amendment will insure that there are a sufficient number of shares of Common Stock available for issuance upon exercise of outstanding stock options and warrants and enhance the ability of the Company to attract and retain qualified employees, consultants, officers and directors by enabling the Company to create stock option, incentives and rewards for their contributions to the success of the Company. Moreover, until such time as the Company is able to generate revenues, it is dependant on equity or other financing to continue operations. The Company will require substantial additional funds for its research and development programs, pre-clinical and clinical testing, operating expenses, regulatory processes and manufacturing and marketing programs. See "Purpose of the Amendment".

The Majority Shareholders consent with respect to the Amendment will take effect 20 days from the time that the Commission advises the Company that it has no further comments.

NO DISSENTERS' RIGHTS
---------------------

None of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

THE AMENDMENT
-------------

PURPOSE OF THE AMENDMENT

A majority of the Company's shareholders has adopted, by written action, the Amendment to increase its authorized Common Stock from 48,000,000 shares to 100,000,000 shares. The Amendment was adopted in connection with the possible conversion of $5,680,000 of Preferred Stock, which is convertible at a percentage of the average 5 day stock price. Due to the decrease in the Company's stock price, the Company does not have an adequate number of shares authorized to meet is contractual obligations.

On October 7, 1998 a lawsuit was filed against the Company in the United States District Court, Southern District of New York, by the Series B Holders (Case No. 98 Civ. 086). The Company was served on October 19, 1998. The lawsuit alleges that the Company breached its contract of sale to the Series B Holders by, among other this failing to convert the Series B Preferred Stock and failure to register the common stock underlying the Preferred. The Company was unable to convert or register the shares since there were not enough authorized shares available of issuance. The Series B Holders have demanded damages in excess of $75,000, to be determined at trial, together with interest costs and legal fees. The Company intends to vigorously defend this suit and has obtained litigation counsel, who is in the processes of reviewing the case and filing an answer. If the lawsuit is tried and a judgment is entered against the Company, the Company estimates that the damages could be in excess of $4.5 million. The Company believes that once the additional shares are available for issuance this lawsuit can be settled.

The Company believes that this increase in authorized Common Stock will: (i) provide the Company sufficient Common Stock for issuance upon conversion of the Series B and H Preferred Stock, and for issuance in connection with any future financing activities or corporate acquisition using the Company's Common or Preferred Stock; (ii) will enhance the ability of the Company to attract and retain qualified employees, consultants, officers and directors by enabling the Company to create stock option, incentives and rewards for their contributions to the success of the Company; and (iii) provide an adequate number of shares for equity financing.

The Company's Board of directors believes that now that the Company is in the final stages before filing with the Food and Drug Administration for pre-marketing approval of the CTLM(TM), it is imperative that it adequately prepares for the expansion of the Company's operations into manufacturing, marketing and distributing the CTLM.(TM) Since the Company has generated no revenues to date and cannot compete salary wise with other companies that have substantially more monetary and other resources than the Company, it believes that its ability to attract and retain qualified employees, consultants, officers and directors will be dependant on the Company's ability to create and issue stock option, incentives and rewards to such persons. The Company has instructed counsel to prepare a new Stock and Option Plan and intends to present it for shareholder approval at the next annual meeting of shareholders.

Moreover, until such time as the Company is able to generate revenues, it is dependant on equity or other financing to continue operations. The Company will require substantial additional funds for its research and development programs, pre-clinical and clinical testing, operating expenses, regulatory processes and manufacturing and marketing programs.

PRIVATE PLACEMENTS OF PREFERRED STOCK
-------------------------------------

The Company has had to rely on the private placement of Preferred and common stock to obtain working capital. In deciding to issue Preferred Shares pursuant to the private placements, the Company took into account the number of common shares authorized and outstanding, the market price of the common stock at the time of each Preferred sale and the number of common shares the Preferred share would have been convertible into at the time of the sale. At the time of each private placement of Preferred Stock there were enough shares, based on the price of the Company's common stock at the time of the sale of the Preferred to satisfy the Preferred conversion requirements. Although the Company's Board of Directors tried to negotiate a floor on the conversion price of each series of Preferred Stock prior to sale, it was unable to do so.

Series B Preferred Stock
------------------------
In December 1996, the Company sold an aggregate of 450 shares of its Series B Convertible Preferred Stock, for an aggregate of $4,500,000, to Weyburn Overseas Limited ("Weyborn") and Goodland International Investment Ltd. ("Goodland") pursuant to Regulation D. The Company filed a Registration Statement of Form S-1 registering the share underlying the Series B Preferred. The shares were never converted and the registration statement is no longer current. On September 4, 1998, the Company received a notice of conversion from the Weyburn and Goodland requesting the issuance of 4,559,846 and 10,639,642 shares of common stock, respectively. The conversion rate of the Shares is 82% of the average market price over a five-day period prior to conversion or approximately $..35014 per share.


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

The Company contends that when and if the Company converts the Preferred
Shares, the Series B Holders may be entitle to an aggregate of 12,852,002 common shares pursuant to the conversion and 1,542,877 shares pursuant to the dividend provision of the Preferred Shares, not the 15,199,488 shares set forth in their notice. At the time the B Preferred Shares were issued, the conversion rate would have been $3.85 per share and the Preferred shares would have been convertible into 1,168,831 shares. The increase in the number of shares to be issued upon conversion is due to the decline in the market price of the Company's Common Stock. At present the Company does not have available enough authorized common stock to convert the Series B Shares.

On October 7, 1998 a lawsuit was filed against the Company in the United States District Court, Southern District of New York, by the Series B Holders (Case No. 98 Civ. 086). The Company was served on October 19, 1998. The lawsuit alleges that the Company breached its contract of sale to the Series B Holders by, among other this failing to convert the Series B Preferred Stock and failure to register the common stock underlying the Preferred. The Series B Holders have demanded damages in excess of $75,000, to be determined at trial, together with interest costs and legal fees. The Company intends to vigorously defend this suit and has obtained litigation counsel, who is in the processes of reviewing the case and filing an answer. If the lawsuit is tried and a judgment is entered against the Company, the Company estimates that the damages could be in excess of $4.5 million.

Series C Preferred Stock
------------------------
On October 6, 1997, the Company finalized the private placement to Austost Anstalt Schaan, UFH Endowment, Inc., Chris Baum, Avalon Capital Limited, Dominion Capital, Ltd. and The Cuttyhunk Fun Limited and aggregate of 210 shares of its Series C Convertible Preferred Stock ("the "Preferred Shares") at a purchase price of $10,000 per share and Warrants to purchase up to 105,000 shares of the Company's common stock at an exercise price of $1.63 per share. The offering was conducted pursuant to Regulation S as promulgated under the Securities Act of 1933, as amended (the ("Regulation S Sale"). At the time the placement was concluded, the average bid and ask price of the Company's common stock was approximately $1.63 per share.

The Preferred Shares were convertible, at any time, commencing 45 days from the date of issuance and for a period of three years thereafter, in increments that, together with all shares of the Company's common stock held by the Holder, would not exceed 4.9%, without the payment of any additional consideration. The number of fully paid and non-assessable shares of common stock, no par value, of the Company to be issued upon conversion will be determined by dividing (i) the sum of $10,000 by (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" was equal to seventy five percent (75%) of the Average Closing Price of the Corporation's Common Stock for the five-day trading period ending on the day prior to the date of conversion provided, however, in no event was the Conversion Price to be greater than $1.222 per share.

Pursuant to the Regulation S Sale documents, the Company was also required to escrow an aggregate of 3,435,583 shares of its common stock (200% of the number of shares the Purchasers would have received if the Preferred Shares were exercised on the closing date of the Regulation S Sale). The shares underlying the Preferred Shares and Warrants were entitled to demand registration rights under certain conditions.

In connection with this sale, the Company paid Settondown Capital International, Ltd., an unaffiliated Investment Banker an aggregate of $220,500 for placement and legal fees. Net proceeds to the Company of $1,879,500 were used for working capital and the continuous research, development and testing of the Company's Computed Tomography Laser Mammography (CTLM (TM)) device.

The Series C Preferred Stock was subsequently converted, in increments of less than 4.9% of the Company's outstanding shares, into an aggregate of 2,646,827 common shares.

Series D Preferred Stock
------------------------
On January 9, 1998, the Company finalized the private placement to Avalon Capital Ltd. of 50 shares of its Series D Convertible Preferred Stock ("the "Preferred Shares"), at a purchase price of $10,000 per share and Warrants to purchase up to 25,000 shares of the Company's common stock at an exercise price of $1.22 per share. The offering was conducted pursuant to Regulation S as promulgated under the Securities Act of 1933, as amended (the "Regulation S Sale"). At the time the placement was concluded, the average bid and ask price of the Company's common stock was approximately $1.22 per share.

The Preferred Shares were convertible, at any time, commencing 45 days from the date of issuance and for a period of three years thereafter, in increments that, together with all shares of the Company's common stock held by the Holder, would not exceed 4.9%, without the payment of any additional consideration. The number of fully paid and non-assessable shares of common stock, no par value, of the Company to be issued upon conversion will be determined by dividing (i) the sum of $10,000 by (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" was equal to seventy five percent (75%) of the Average Closing Price of the Corporation's Common Stock for the five-day trading period ending on the day prior to the date of conversion. The shares underlying the Preferred Shares and Warrants are entitled to demand registration rights under certain conditions.

In connection with the Regulation S Sale, the Company issued 4 Preferred Shares to Settondown Capital International, Ltd., an unaffiliated Investment Banker for placement fees and paid legal fees of $5,000. Net proceeds to the Company of $495,000 were used for working capital and the continuous research, development and testing of the Company's Computed Tomography Laser Mammography (CTLM(TM)) device.

The Series D Preferred Stock was subsequently converted, in increments of less than 4.9% of the Company's outstanding shares, into an aggregate of 1,717,134 common shares.


Series E Preferred Stock
------------------------
On February 5, 1998, the Company finalized the private placement to Austost Anstalt Schaan and Balmore Funds S.A. of 50 shares of its Series E Convertible Preferred Stock (the "Preferred Shares"), at a purchase price of $10,000 per share and Warrants to purchase up to 25,000 shares of the Company's common stock at an exercise price of $1.093 per share. The offering was conducted pursuant to Regulation S as promulgated under the Securities Act of 1933, as amended (the "Regulation S Sale"). At the time the placement was concluded, the average bid and ask price of the Company's common stock was approximately $1.093 per share.

The Preferred Shares were convertible, at any time, commencing 45 days from the date of issuance and for a period of three years thereafter, in increments that, together with all shares of the Company's common stock held by the Holder, would not exceed 4.9%, without the payment of any additional consideration. The number of fully paid and non-assessable shares of common stock, no par value, of the Company to be issued upon conversion will be determined by dividing (i) the sum of $10,000 by (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" is equal to seventy five percent (75%) of the Average Closing Price of the Corporation's Common Stock for the five-day trading period ending on the day prior to the date of conversion.

The shares underlying the Preferred Shares and Warrants are entitled to demand registration rights under certain conditions.

In connection with the Regulation S Sale, the Company issued 4 Preferred Shares to Settondown Capital International, Ltd., an unaffiliated Investment Banker for placement fees and paid legal fees of $5,000. Net proceeds to the Company of $495,000 were used for working capital and the continuous research, development and testing of the Company's Computed Tomography Laser Mammography (CTLM(TM)) device.

The Series E Preferred Stock was subsequently converted, in increments of less than 4.9% of the Company's outstanding shares, into an aggregate of 1,334,455 common shares.


Series F Preferred Stock
------------------------
On February 20, 1998, the Company finalized a private placement to Dominion Capital Fund, LTD and Canadian Advantage, LTD of 75 shares of its Series F Convertible Preferred Stock (the "F Preferred Shares") at a purchase price of $10,000 per share. The offering was conducted pursuant to Regulation S as promulgated under the Securities Act of 1933, as amended (the "Regulation S Sale"). At the time the placement was concluded, the average bid and ask price of the Company's common stock was approximately $1.31 per share

The F Preferred Shares pay a dividend of 6% per annum, payable in Common Stock at the time of each conversion and are convertible, at any time, commencing May 15, 1998 and for a period of two years thereafter, in increments that, together with all shares of the Company's common stock held by the Holder, would not exceed 4.9%, without the payment of any additional consideration. The number of fully paid and non-assessable shares of common stock, no par value, of the Company to be issued upon conversion will be determined by dividing (i) the sum of $10,000 plus any earned dividends by (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" is equal to seventy percent (70%) of the Average Closing Price of the Corporation's Common Stock for the five-day trading period ending on the day prior to the date of conversion. The shares underlying the Preferred Shares are entitled to demand registration rights under certain conditions.

In connection with the Regulation S Sale, the Company paid, Rolcan Finance, Ltd. an aggregate of $50,000 for placement and legal fees. Net proceeds to the Company of $700,000 were used for working capital and the continuous research, development and testing of the Company's Computed Tomography Laser Mammography (CTLM (TM)) device.

The 1,971,375 shares of Common Stock issued pursuant to the conversion of the Series F Preferred are being registered on behalf of the Holders (the "Series F Preferred Holders") pursuant to a Form S-2 Registration Statement filed with the Securities and Exchange Commission on July 31, 1998 (the "Registration Statement").



Series H Preferred Stock
------------------------
On June 2, 1998, the Company finalized a private placement to Austost Anstalt Schaan and Balmore Funds S.A. of 100 shares of its Series H Convertible Preferred Stock (the "Preferred Shares") at a purchase price of $10,000 per share and 75,000A Warrant and 50,000 B Warrants. The A and B Warrants are exercisable at $1.00 and $1.50 per share, respectively. The offering was conducted pursuant to Regulation D as promulgated under the Securities Act of 1933, as amended (the "Regulation D Sale"). At the time the placement was concluded, the average bid and ask price of the Company's common stock was approximately $.56 per share. In connection with the Regulation D Sale, the Company paid Settondown Capital International, Ltd., an unaffiliated Investment Banker an aggregate of $10,000 and 8 shares of the Series H Preferred Stock for placement and legal fees. Net proceeds to the Company of $990,000 were used for working capital and the continuous research, development and testing of the Company's Computed Tomography Laser Mammography (CTLM (TM)) device. No shares of the Series H Convertible Preferred Stock have been converted as of the date of this Information Statement.

The number of fully paid and non-assessable shares of common stock, no par value, of the Company to be issued upon conversion will be determined by dividing (i) the sum of $10,000 (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" is equal to lesser of seventy-five percent (75%) of the Average Price (the lowest closing bid price of the Corporation's Common Stock for the ten-day trading period ending on the day prior to the date of conversion). There is no floor on the conversion price. The shares can be converted in increments that, together with all shares of the Company's common stock held by the Holder, would not exceed 4.9%. Pursuant to the terms of the Registration Rights Agreement between the Company and the Series H holder, the Company is required to register 200% of the number of shares that would be required to be issued if the Preferred Stock were converted on the day before the filing of the Registration Statement (7,200,000 shares). The Company filed the Registration Statement on July 31, 1998. On September 4, 1998, the Company received substantial comments from the Commission. The Company is in the process of amending the Registration Statement and hopes to file an amendment within the next few weeks. The Company is in technical default of the Registration Rights Agreement, which required the Registration Statement to be declared effective by October 2, 1998. Pursuant to the Registration Rights Agreement, the Company is required to pay the Series H Holders, as liquidated damages for failure to have the Registration Statement declared effective, and not as a penalty, two (2%) percent of the principal amount of the Securities for the first thirty (30) days, and three (3%) percent of the principal amount of the Securities for each thirty (30) day period thereafter until the Company procures registration of the Securities

The Series H Preferred Shares are the Company's only Series of Preferred Stock that has not been converted or noticed for conversion. Since the conversion price of the Series H Preferred is based on 75% of the Average Price, without a limit on the number of shares that can be issued upon conversion, in the event that the price of the Company's common stock decreases, the percentage of shares outstanding that will be held by the Series H Holders upon conversion will increase accordingly. The lower the Average Price the greater the number of share to be issued to the Holders, upon conversion, thus increasing the potential profits to the Holder when the price per share increases and the Holder sells the Common Shares. The preferred stocks potential for increased share issuance and profit in addition to a stock overhang of an undeterminable amount may depress the price of the Company's common stock.

In the event of a voluntarily or involuntarily liquidation of the Company while the Series H Preferred is outstanding the holders are entitled to a preference in distribution of the Company's property available for distribution equal to $10,000,000 consider per share. The Company has a firm commitment for, and is in the process of finalizing, an agreement for a $15 Million, three year Equity Line of Credit whereby the Company, as it deems necessary, may raise capital through the sale of its common stock to Austost Anstalt Schaan and Balmore Funds S.A., which represent a consortium of prominent European banking institutions. The Shares will be purchased at a discount from the Market Price of the Company's Common Stock. Although no assurances can be made, the Company anticipates that it will need approximately $8,000,000 over the next two year period to complete all necessary stages in order to enable it to market the CTLM(TM) in the United States and foreign countries. If the need should arise for capital in excess of the Equity Line of Credit or is the Equity Lines is unavailable due to the price of the Company's common stock, the Company may seek additional funding through public or private financing, collaboration, licensing and other arrangements with corporate partners.

If the Company utilizes the Equity Line of Credit or additional funds are raised by issuing equity securities, especially Convertible Preferred Stock, dilution to existing Shareholders will result and future investors may be granted rights superior to those of existing Shareholders. Moreover substantial dilution may result in a change in control of the Company. There can be no assurance, however, that additional financing will be available when needed, or if available, will be available on acceptable terms. Insufficient funds may prevent the Company from implementing its business strategy or may require the Company to delay, scale back, or eliminate certain of its research and product development programs or to license to third parties rights to commercialize products or technologies that the Company would otherwise seek to develop itself.

At present, due to the decline in the price of its common stock, the Company does not have available enough authorized common stock to utilize the Equity Line of Credit.

PRIVATE PLACEMENT OF COMMON STOCK
---------------------------------

In August 1998, the Company sold 200,000 shares of restricted common stock to an unaffiliated third party, pursuant to Regulation D for an aggregate purchase price of $60,000. At the time the placement was concluded, the average bid and ask price of the Company's common stock was approximately $.28 per share. These shares were subsequently registered pursuant to a Form S-2 Registration Statement.

In September 1998, the Company sold one unit, consisting of a $250,000 promissory note and 200,000 shares of common stock, to an unaffiliated third party, pursuant to Regulation D, for an aggregate purchase price of $250,000. At the time the sale occurred the average bid and ask price of the Company's common stock was $.595. The Note bears interest at the rate of 12% per annum. The repayment of the Note which, was originally due on October 2, 1998, has been extended to November 2, 1998. The Note is personally guaranteed by Linda B. Grable, the Company's President.

In October 1998, the Company sold one unit, consisting of a $100,000 promissory note and 80,000 shares of common stock, to an unaffiliated third party, pursuant to Regulation D for an aggregate purchase price of $100,000. At the time the placement was concluded, the average bid and ask price of the Company's common stock was approximately $.50 per share. The Note bears interest at the rate of 12% per and is due and payable on November 2, 1998. The Note is personally guaranteed by Linda B. Grable, the Company's President.

In October 1998, the Company sold one unit, consisting of a $250,000 promissory note and 210,000 shares of common stock, to an unaffiliated third party, pursuant to Regulation D for an aggregate purchase price of $210,000 At the time the placement was concluded, the average bid and ask price of the Company's common stock was approximately $.43 per share. The Note bears interest at the rate of 12% per and is due and payable on November 19, 1998. The Note is personally guaranteed by Linda B. Grable, the Company's President. In connection with the sale, the Company pad the sum of $22,500 to LKB Financial LLC as a placement fee.

INTEREST OF CERTAIN PERSONS
---------------------------

All of the Preferred Shareholders will benefit from the increase in the authorized common stock in that they will be able to convert their Preferred Shares. However, the Company has a contractual obligation to have available common shares for conversion and by contract, is liable for payment of damages if such shares are not available. In addition, should the Preferred Shareholders wish to convert and are unable to do so due to the insufficient number of common shares available, the Company would be subject to possible litigation, litigation costs damages and attorney fees.

On October 7, 1998 a lawsuit was filed against the Company in the United States District Court, Southern District of New York, by the Series B Holders (Case No. 98 Civ. 086). The Company was served on October 19, 1998. The lawsuit alleges that the Company breached its contract of sale to the Series B Holders by, among other this failing to convert the Series B Preferred Stock and failure to register the common stock underlying the Preferred. The Company was unable to convert or register the shares since there were not enough authorized shares available of issuance. The Series B Holders have demanded damages in excess of $75,000, to be determined at trial, together with interest costs and legal fees. The Company intends to vigorously defend this suit and has obtained litigation counsel, who is in the processes of reviewing the case and filing an answer. If the lawsuit is tried and a judgment is entered against the Company, the Company estimates that the damages could be in excess of $4.5 million. The Company believes that once the additional shares are available for issuance this lawsuit can be settled. In the event that the Series B shares cannot be converted by the Company or that the lawsuit can not be settled and the Company is adjudged libel, the Company does not have the funds available to redeem any or all of the Series B preferred shares. Any judgment to this effect would force the Company to cease operations.

Richard Grable, Allan Schwartz and Linda Grable also will benefit from the increase in the authorized common stock to the same extent that all other employees who were or will be issued options pursuant to the term of their employment. In January 1998, pursuant to employment agreements dated July 4, 1994, Richard Grable, Linda Grable, and Allan Schwartz were granted options to purchase and aggregate of 500,000 Common Shares each. The grants were for the July 1996 and July 1997 anniversary dates of their employment and were never issued by prior counsel for the Company. The options are non-qualified stock options, vesting one year from the grant date and exercisable at an exercise price of $0.31 per share. These options are automatically earned in July of each year. In January 1998, Richard Grable, Linda Grable, and Allan Schwartz were granted options to purchase 22,883 and 34,602 shares of Common Shares each pursuant to the Company's incentive stock option plan. These options were earned in July 1996 and July 1997 but never issued by the Company's former counsel due to an oversight. These shares are exercisable at any time at an exercise price of $4.37 and $2.63 per share, respectively. Pursuant to their stock option agreements Richard Grable, Linda Grable, and Allan Schwartz are entitled each have an option to purchase that number of shares equal to $100,000 divided by 110% of the fair market value of the shares on July 6th of each year. The Stock Option Agreement terminates on September 1, 1999.

Richard Grable will additionally benefit from the increase in the authorized common stock pursuant to an Exclusive Patent Licensing Agreement with the Company. In June 1998, the Company finalized an exclusive Patent License Agreement with Richard Grable, the Company's Chief Executive Officer. Mr. Grable is the owner of a patent, Patent No. 5,692,511, issued on December 2, 1987 (the "Patent"), which encompasses the technology for the CTLM(. The Company and Mr. Grable had previously entered into an oral agreement for the exclusive license for the patent that was never memorialized in written form. See "Patent Licensing Agreement" below.

PATENT LICENSING AGREEMENT

Background
----------

In December of 1993 Richard Grable, Linda Grable and Allan L. Schwartz (the "Founders"), founded Imaging Diagnostic Systems, Inc., which at that time was a privately held Florida corporation (the "Private Company"). The sole purpose of the Private Company was to further develop Richard Grable's invention, a CT laser breast-imaging device (the "Mammoscan(TM)"). The Mammoscan(TM) had already been exhibited at the RSNA 89' session and held the promise of a new, emerging technology for the detection of breast abnormalities without compression or ionizing X-rays. This device used a laser diode for its energy source and a 386 processor that was extremely slow. Once the technology required to speed up the processing became available the Founders believed that this device would be a major breakthrough in the early detection of breast cancer.

It was unanimously decided that the Private Company should merge with a public shell and raise its initial seed funding through the sale of common stock pursuant to Regulation D, Rule 504. On April 14, 1994 the Company merged with Alkan Corp., a New Jersey public company. Alkan Corp.'s name was changed to Imaging Diagnostic Systems Inc. and the privately held Company was dissolved. It was understood at the time of the merger that Mr. Grable would be compensated for his patent when issued and that he would receive a royalty based on sales of the device. This royalty was granted pursuant to an amendment to his employment agreement dated July 5, 1994. When Mr. Grable filed the patent application in June of 1995, the Board instructed the Company's General Counsel to draft an Exclusive Patent License Agreement. With the day to day excitement of a development stage Company, the Company's General Counsel was involved with funding agreements, Federal filings, employment contracts and other legal issues and never prepared the Patent License Agreement.

Negotiations
------------

At the first meeting held with the Company's new General Counsel, the Board of Directors was informed that the Patent License Agreement was never drafted and signed. The Company's General counsel represented the Company and Mr. Grable retained separate counsel for himself. Mr. Schwartz negotiated the terms of the Patent License Agreement on behalf of the Company.

Even though Mr. Schwartz and Mr. Grable are both founders of the Company, the Company believes that such negotiations were conducted at "arms length". The three main issues for negotiation were; (i) consideration for the patent license; (ii) royalties based on sales and (iii) exclusive rights. Mr. Grable was already entitle to royalty payments pursuant to his amended employment contract, however the Company had no legal right to use the Patent other than through an oral agreement. As Chief Executive Officer and a Director of the Company, Mr. Grable had a fiduciary duty to the Company and its Shareholders to formalize, in writing, the oral agreement regarding the Patent.

Under Mr. Grable's guidance, the development of the CTLM(TM) was nearing completion, FDA clinical trials were underway, and three external clinical sites at hospitals in the United States were being planned. This situation placed Mr. Grable in better bargaining position, which strengthened as the CTLM(TM) moved closer to being a marketable medical imaging device.

Initially, Mr. Grable's counsel advised him to request 15 million shares of common stock that would be immediately registered in order to afford Mr. Grable protection against dilution. The Company rejected that offer and continued negotiating. After several offers and counter offers and several discussions, Mr. Grable accepted a lesser number of shares with anti-dilution provisions and agreed to payment of the licensing fee in two installments, one year apart and agreed to accept restricted shares with no registration rights. In addition, a new royalty structure, based upon the net selling price of all products and goods in which the Patent is used, before taxes and after deducting the direct cost of the product and commissions or discounts paid was agreed to.

Pursuant to the new Royalty structure, the percentage of Royalties to be paid is in a declining scale as opposed to the ascending scale contained in the Amendment to Mr. Grable's Employment Agreement. The Company believes that the new structure is much more advantageous to the Company.

Agreement
---------

Pursuant to the terms of the Agreement, the Company was granted the exclusive right to modify, customize, maintain, incorporate, manufacture, sell, and otherwise utilize and practice the Patent, all improvements thereto and all technology related to the process, throughout the world. This license shall apply to any extension or re-issue of the Patent. The term of the license is for the life of the Patent (17 years) and any renewal thereof, subject to termination, under certain conditions. As consideration for the License, on June 5, 1998, the Company issued to Mr. Grable 3,500,000 shares of common stock and is required to issue and additional 3,500,000 shares in June 1999. In addition, the Company has agreed to pay to Mr. Grable, a royalty based upon the net selling price (the dollar amount earned from the sale by the Company, both international and domestic, before taxes minus the cost of the goods sold and commissions or discounts paid), of all products and goods in which the Patent is used, before taxes and after deducting the direct cost of the product and commissions or discounts paid (the "Royalty") as follows:

                  GROSS SALES                                       PERCENTAGE
                  -----------                                       ----------

                  $0 to $1,999,999 in gross sales                    10%

                  $2,000,000 to $3,999,999 in gross sales             9%

                  $4,000,000 to $6,999,999 in gross sales             8%

                  $7,000,000 to $9,999,999 in gross sales             7%

                  Greater than $10,000,000 in gross sales             6%

During the second year of the Agreement there is a minimum cash royalty provision of $250,000. In order for the Royalties set forth above to take the place of the Development Royalties set forth in the Amendment to Mr. Grable's Employment Agreement dated February 23, 1995, and for such Amendment to become void and have no effect, the Company is required to have the Agreement ratified by its Shareholders at its next special or annual meeting of Shareholders. Not withstanding the need for shareholder ratification for the substitution of the Royalties, the Patent Licensing Agreement does not require shareholder approval in order to be valid.

The Agreement also contains anti-dilution protection upon the occurrence of any stock dividend, stock split, combination or exchange of shares, reclassification or re-capitalization of the Company's common stock, reorganization of the Company, consolidation with or merger into or sale or conveyance of all or substantially all of the Company's assets to another corporation or any other similar event which serves to decrease the number of Shares issued pursuant to the Agreement.

HOLDERS OF COMMON STOCK
-----------------------

As of June 30, 1998, there were 745 record holders of the Company's common stock with 36,271,044 shares of Common stock outstanding. After giving effect (for voting purposes only) to the conversion of the Preferred, the outstanding shares used to determine majority approval was 51,480,817.

Shareholders of common stock are entitled to one vote per share on all matters for which stockholders are entitled to vote upon at all meetings of the stockholders. Holders of the Preferred Shares have no voting rights except that the Certificates of Designation of the Series B, D, E, and H Preferred Stock (the "Certificates"), provide that, in the event there are insufficient shares to effect a conversion, the Company is required to increase the number of authorized shares to effect such conversion. The Certificates also provide that the holders of the Preferred Shares shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote.

Pursuant to Section 607.0704 Florida Statutes, any action to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if the action is taken by a majority of the holders of outstanding stock of each voting group entitled to vote, provided notice is given to all other shareholders.

PRINCIPAL STOCKHOLDERS
----------------------

The following table sets forth the beneficial ownership of Common Stock of the Company as of October 12, 1998 as to (a) each person known to the Company who beneficially owns more than 5% of the outstanding shares of its Common Stock;
(b) each current director executive officer; and (c) all executive officers and directors of the Company as a group, calculated as required by the Act.

The actual number of shares of Common stock held by Richard Grable and Linda Grable, without giving effect to options, are 7,750,040 and 3,445,800 share respectively. Both Richard Grable and Linda Grable specifically disclaim any beneficial interest in each other's shares.

Name and Address                    Number of Shares Owned              % of Outstanding
of Beneficial Owner                 Beneficially (1)(2)                 Shares of Common Stock
-------------------                 -------------------                 ----------------------
Richard J. Grable                   12,606,606(3)                               32.5%
C/o 6351 NW 18th Court
Plantation, FL 33313

Linda B. Grable                     12,606,606(4)                               32.5%
C/o 6351 NW 18th Court
Plantation, FL 33313

Allan L. Schwartz                    4,253,390 (5)                              10.9%
C/o 6351 NW 18th Court
Plantation, FL 33313

Weyburn Overseas Limited             4,455,000 (6)                              10.5%
C/o Everest Capital Limited
The Bank of Butterfield Bldg.
65 Front Street
6th Floor
Hamilton HM JX, Bermuda

Goodland International              10,744,488 (6)                              22.2%
Investment LTD.
C/o Everest Capital Limited
The Bank of Butterfield Bldg.
65 Front Street
6th Floor
Hamilton HM JX, Bermuda

All officers and directors          16,859,996 (6)                              43.4%
as a group (3 persons)

--------------------
(1) Except as indicated in the footnotes to this table, based on information provided by such persons, the persons named in the table above have sole voting power and investment power with respect to all shares of Common Stock shown beneficially owned by them.
(2) Percentage of ownership is based on 37,989,399 shares of Common Stock outstanding as of October 12, 1998 plus each person's options that are exercisable within 60 days. Shares of Common Stock subject to stock options that are exercisable within 60 days as of July 10, 1998 are deemed outstanding for computing the percentage of that person and the group.
(3) Includes 556,883 shares subject to options and 3,497,800 shares owned by the wife of Richard J. Grable, Linda B. Grable, of which he disclaims beneficial ownership. Does not include options to purchase 208,333 shares at $.48 per share and 250,000 shares at $.44, which are not exercisable within the next 60 days.
(4) Includes 556,883 shares subject to options and 7,995,040 shares owned by the husband of Linda B. Grable, Richard J. Grable, of which she disclaims beneficial ownership. Does not include options to purchase 208,333 shares at $.48 per share and 250,000 shares at $.44, which are not exercisable within the next 60 days.
(5) Includes 664,410 shares subject to options and 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership. Does not include options to purchase 208,333 shares at $.48 per share and 250,000 shares at $.44, which are not exercisable within the next 60 days.
(6) Includes an aggregate of 15,199,488 shares underlying the Series B Preferred, for which the Company has received a notice of conversion. Does not include Warrants to purchase 112,500 shares at $5.00 per share.
(7) Includes 1,778,176 shares subject to options and 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
------------------------------------------------------------
MANAGEMENT

The following table sets forth certain information concerning directors and executive officers of the Company:

Name                               Age                        Position
----                               ---                        --------
Richard J. Grable                   56                        Chief Executive Officer and Director

Linda B. Grable                     61                        Chairman of the Board and President

Allan L. Schwartz                   56                        Executive Vice-President, Chief
                                                              Financial Officer and Director.

Richard Grable, Allan Schwartz and Linda Grable are founders of the Company and as such may be deemed "promoters" and "parents" as defined in the Rules and Regulations promulgated under the Securities Act, as those terms are defined in the rules and regulations promulgated under the Securities Act. Directors serve until the next meeting of shareholders. Officers serve at the pleasure of the board of directors.

Richard J. Grable

Richard J. Grable has been Chief Executive Officer and a director of the Company since 1994 and is primarily responsible for the development of the CTLM(TM) device. From January, 1994, to February, 1994: Mr. Grable was vice-president, research and development, for Lintronics Technologies, Inc., Tampa, Florida, a manufacturer of breast imaging systems. From March, 1992, to December, 1993: Mr. Grable was a an engineering consultant for Lintronics Technologies, Inc., Tampa, Florida, a manufacturer of breast imaging systems. From August, 1991 to February, 1992: Mr. Grable was an engineering consultant for Audio Intelligence Devices, Inc., Ft. Lauderdale, Florida, a manufacturer of surveillance devices. From May, 1990, to July, 1991: Mr. Grable was an engineering consultant for Telmed, Inc., Ft. Lauderdale, Florida, a software and electronic design company.

Linda B. Grable

Linda B. Grable has been President and Chairman of the Board of Directors of the Company since 1994. From September 1991, to February, 1994, Mrs. Grable was President and Director of VCC Communications, Inc., Tampa, Florida, a manufacturer of voltage controlled oscillators (VCO). From August, 1988, to April, 1991: Mrs. Grable was President of Lintronics International Ltd., Inc., Plantation, Florida, a manufacturer of breast imaging systems.

Allan L. Schwartz

Allan L. Schwartz has been Executive Vice-President, Chief Financial Officer and a Director of the Company since 1994. From April 1993, to February 1994: Mr. Schwartz was President and Director of DynaMed Technologies, Inc., Coral Springs, Florida, a company that developed neural network software for use with laser imaging systems. From August, 1991, to April, 1993: Mr. Schwartz was President and Director of Tron Industries, Inc., North Lauderdale, Florida, a developer of low voltage neon novelty products. From April 1991, to July 1991:
Mr. Schwartz worked as a manufacturing consultant for SE Enterprises, Miami, Florida, a manufacturer of prototype homes.

Directors of the Company hold office until the next annual meeting of shareholders and the election and qualification of their successors. Officers serve at the discretion of the board.

KEY EMPLOYEE

Robert H. Wake

Robert H. Wake is the Company's Director of Engineering and has been employed as such since April 1995. From January, 1994 to March, 1995, Mr. Wake was a consultant to various companies in 3-D computer imaging. From October, 1986, to December, 1993: Mr. Wake founded and was President of Reality Imaging Corporation, Solon, Ohio, a manufacturer of 3-D computer imaging systems. Mr. Wake invented the Voxel Flinger 3-D imaging technology.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership, furnishing the Company with copies of all
Section 16(a) forms they file. To the best of the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all
Section 16(a) filing requirements applicable to its officers and directors were complied with during the year ended June 30, 1998. The Company has not received copies of amended Form 13 D from Goodland International Investments Limited and Weyburn Overseas Limited indicating their ability to convert and/or the conversion of the Series B Preferred Shares into common shares in excess of 10% of the outstanding shares.

EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by or paid to the Company's Chief Executive Officer and other executive officers for services rendered to the Company during 1998 and 1997. No other person, who, during 1997 and 1996 served as an executive officer of the Company, had a total annual salary and bonus in excess of $100,000.

                          SUMMARY OF COMPENSATION TABLE

                           Annual Compensation                  Long-Term Compensation
                           -------------------                  ----------------------
Name & Principal
Position                 Year       Salary      Other Annual   Restricted       Securities/Underlying
                                                Compensation   Stock Awards     Option/SARs (1) (2)
-----------------------------------------------------------------------------------------------------
Richard J. Grable,       1996    $183,333
CEO and Director         1997    $289,779         $115,000       $268,000        22,883
                         1998    $286,225                                       534,602 (3)
-----------------------------------------------------------------------------------------------------
Linda B Grable,          1996    $ 91,000
President and            1997    $ 97,451         $115,000       $268,000        22,883
Director                 1998    $119,070                                       534,602 (3)
-----------------------------------------------------------------------------------------------------
Allan L. Schwartz,       1996    $124,000
Exec.  VP, CFO and       1997    $111,534         $115,000       $268,000       130,410
Director                 1998    $119,070                                       534,602 (3)
-----------------------------------------------------------------------------------------------------

(1) The aggregate dollar value of the 1997 and 1998 options, based on the averaged high and low price on June 30, 1998 are as follows: Richard J. Grable -$225,781.42; Linda B. Grable-$225,781; and Allan L. Schwartz-$269,329.86.
(2) Does not include qualified options to purchase 208,333 shares a $.48 per share (110% of fair market value on day of issuance) and non-qualified options to purchase 250,000 shares at $.17 per share (35%) of fair market value on day of grant) issued to each of Messrs. Grable and Schwartz and Ms Grable on July 6, 1998.
(3) Includes 250, 000 non-qualifies options that were required, by contract, to be issued in July 1997 but were not issued until January 2, 1998.

STOCK OPTION PLANS

The Company has established an incentive stock option plan, as defined by
Section 422, Internal Revenue Code of 1986. For the fiscal year ended June 30, 1998, all of the executive officers were participants in this plan. The plan was approved by the Board of Directors and adopted by the shareholders at the March 29, 1995 annual meeting. The plan provides for the granting, exercising and issuing of incentive option pursuant to Internal Revenue Code Section 422. The Company may grant incentive stock options to purchase up to 5% of the issued and outstanding common stock of the Company at any time. The Board of Directors has direct responsibility for the administration of the plan.

The exercise price of the incentive options to employees must be equal to at least 100% of the fair market value of the common stock, as of the date of grant. The exercise price of incentive options to officers, or affiliated persons, must be at least 110% of the fair market value as of the date of grant.

Pursuant to sock option agreements, Mr. Richard J. Grable, Mr. Allan L. Schwartz and Mrs. Linda B. Grable each have an option to purchase that number of shares equal to $100,000 divided by 110% of the fair market value of the shares on July 6th of each year. The Stock Option Agreements terminate on September 1, 1999.

The following table sets forth certain information with regard to the Options/SAR grants by the Company for the fiscal year ended June 31, 1998.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

             No. of Securities   %of Total Options       Exercise or    Market Price
             Underlying Options  Granted to Employees    Base Price     On Date of     Expiration
Name         Granted             In Fiscal Year          ($/Share)      Grant          Date
------------------------------------------------------------------------------------------------
Richard J.       250,000               14%               $.31           $.85         1/2/02
Grable (1)       250,000               14%               $.31           $.65         1/2/02
                  34,602              1.9%               $2.63          $2.39        1/2/02
------------------------------------------------------------------------------------------------
Linda B.         250,000               14%               $.31           $.85         1/2/02
Grable (1)       250,000               14%               $.31           $.65         1/2/02
                  34,602              1.9%               $2.63          $2.39        1/2/02
------------------------------------------------------------------------------------------------
Allan L.         250,000               14%               $.31           $.85         1/2/02
Schwartz         250,000               14%               $.31           $.65         1/2/02
(1)               34,602              1.9%               $2.63          $2.39        1/2/02
------------------------------------------------------------------------------------------------

(1) In January 1998, pursuant to employment agreements dated July 4, 1994, Richard Grable, Linda Grable, and Allan Schwartz were granted options to purchase and aggregate of 500,000 Common Shares each. The grants for were for the July 1996 and July 1997 anniversary dates of their employment and were never issued by prior counsel for the Company. The options are non-qualified stock options, vesting one year from the grant date and exercisable at an exercise price of $0.31 per share (35% of the fair market value on the date of issuance). In January 1998, Richard Grable, Linda Grable, and Allan Schwartz were granted options to purchase 22,883 and 34,602 shares of Common Shares each pursuant to the Company's incentive stock option plan. These options were earned in July 1996 and July 1997 but never issued., however the options for the 22,883 shares were disclosed in the Company's Proxy Statement last year. These shares are exercisable at any time at an exercise price of $4.37 and $2.63 per share, respectively (110% of the fair market value on the contractual date of issuance).


BY ORDER OF THE BOARD OF DIRECTORS THIS _______ DAY OF OCTOBER 1998.




                                ____________________________________________
                                Allan L. Schwartz, Secretary

                                   APPENDIX A

                          FORM OF PROPOSED AMENDMENT TO
                            ARTICLES OF INCORPORATION

                              ARTICLES OF AMENDMENT
                         IMAGING DIAGNOSTIC SYSTEMS, INC
         Pursuant to the written action dated July 10, 1998, duly executed by a majority of the shareholders of Imaging Diagnostic Systems, Inc. entitled to vote thereon, and ratification of such written action by the Company's Board of Directors, the Corporation's Articles of Incorporation to provide for and increase in the authorized Common Stock, pursuant to the relevant provisions of Chapter 607 of the Florida Statutes are hereby Amended as follows:


                                    ARTICLE I
                                    ---------

The name of the corporation is IMAGING DIAGNOSTIC SYSTEMS, INC.

                            ARTICLE III CAPITAL STOCK
                            -------------------------

         The maximum number of shares of capital stock that this corporation is authorized to have outstanding at any one time is 102,000,000 (ONE HUNDRED TWO MILLION) shares, no par value. The 102,000,000 shares of no par value capital stock of the Corporation shall be designated as follows:

                  100,000,000 common shares

                  2,000,000 Preferred Shares, the rights and preferences of which are to be designated by the Company's Board of Directors.


         Except as amended above the remainder of the Company's Article of Incorporation shall remain unchanged, and are hereby ratified and confirmed

The foregoing Amendments to the Articles of Incorporation were duly adopted on July 10, 1998 by a majority vote of the holders of the Corporation's common stock, no par value and the holders of the Preferred Shares, the only two class of capital stock of the Corporation outstanding and entitled to vote thereon, and approved by a sufficient number of votes pursuant to the Florida Statutes.


                           IMAGING DIAGNOSTIC SYSTEMS, INC

                                      By:____________________________________
                                      Name:
                                      Title

                                   APPENDIX B

                                    SERIES B


                              ARTICLES OF AMENDMENT

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


         1. DESIGNATION. The designation of the series of Preferred Stock fixed by this resolution shall be "Series B Convertible Preferred Stock" (hereinafter referred to as the Convertible Preferred Stock").

         2. CONVERSION RIGHTS.

         (A) RIGHT TO CONVERT. The holder of any shares of Convertible Preferred Stock may, (i) at any time during the period commencing on and including eighty
(80) days after issuance, convert up to thirty four percent (34%), without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of common stock, no par value, of the Corporation (ii) at any time during the period commencing on and including one hundred (100) days after issuance, convert up to sixty eight percent (68%) in aggregate, without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of common stock, no par value, of the Corporation, and (iii) at any time during the period commencing on and including one hundred and twenty (120) days after issuance, convert up to one hundred percent (100%) in aggregate, without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of common stock, no par value, of the Corporation as is determined by dividing (i) the sum of $10,000 by
(ii) the Conversion Price (determined as herein after provided) in effect at the time of conversion. The "Conversion Price" shall be equal to eighty two percent (82%) of the Market Price of the Corporation's Common Stock; provided, however, that in no event will the Conversion price be greater than the $3.85. For purposes of this Section 2, the Market Price shall be the average of the closing bid prices of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice (as defined in Section 2(b) hereof), as reported by the National Association of Securities Automated Quotation System ("NASDAQ"), or the average of the closing bid prices of the Common Stock in the over-the-counter market over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice, or, in the event the Common Stock is listed on a national stock exchange, the Market Price shall be the average of the closing prices of the Common Stock on such exchange, as reported in THE WALL STREET JOURNAL over the five consecutive trading days immediately preceding the date of the Conversion Notice.

          (B) MECHANICS OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of Convertible Preferred Stock. If upon conversion of shares of Convertible Preferred Stock held by a registered holder which are being converted, such register holder would, but for the provisions of this Section 2(b), receive a fraction of a share of Common Stock thereon, then in lieu of any such fractional share to which such holder would otherwise been titled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Convertible Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Convertible Preferred Stock, and shall give written notice (the "Conversion Notice") to the Corporation at such office that such holder elects to convert the same and shall state therein such holder's name or the name of its nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, but in any event within three business days of the date of its receipt of the Conversion Notice, issue and deliver or cause to be issued and delivered to such holder of Convertible Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made on the date that the Corporation receives the Conversion Notice, and the person or persons entitled to receive the share of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the conversion of any shares of Convertible Preferred Stock, such shares shall be restored to the status of authorized but unissued shares and may be reissued by the Corporation at any time.

(C) NOTICES OF RECORD DATE. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any classification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Convertible Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (A) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (C) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, transfer, consolidation, merger, dissolution or winding up.

         (D) STOCK DIVIDENDS; STOCK SPLITS; ETC. In the event that the Corporation shall (i) take a record of holders of shares of the Common Stock for the purpose of determining the holders entitled to receive dividends payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock,
(iii) combine the outstanding shares of Common Stock into smaller number of shares or (iv) issue, by reclassification of the Common Stock, any other securities of the Corporation, then, in each such case, the Conversion Price then in effect shall be adjusted so that upon conversion of each share of Convertible Preferred Stock then outstanding the number of shares of Common Stock into which such shares of Convertible Preferred Stock are convertible after the happening of any of the events described in clauses (i)through(iv) above shall be the number of such shares of Common Stock into which such shares of Convertible Preferred Stock would have been converted if so converted immediately prior to the happening of such event or any record date with respect thereto.

         (E) COMMON STOCK RESERVED. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such numbers of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the then outstanding shares of Convertible Preferred Stock. In the event there are insufficient shares to effect a conversion, the Corporation shall increase the number of authorized shares to effect conversion. In the event shareholder approval is required to increase the authorized shares, the holder shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Convertible Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Convertible Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote. No sale or disposition of all or substantially all of the Corporation's assets shall take place without Stock, voting as a single class.

3. DIVIDEND RIGHTS. The holders of record of Convertible Preferred Stock shall be entitled to receive cumulative dividends thereon, out of funds legally available therefor and to the extent permitted by law, at the rate of seven percent (7%) per share, per annum, computed on the basis of the actual number of days elapsed in a 365-day year, commencing on the date of issuance of such shares of Convertible Preferred Stock and payable quarterly on the last business day of each calendar quarter commencing with the calendar quarter next succeeding the date of issuance of the Convertible Preferred Stock. Such dividends shall be fully cumulative and shall accrue, whether or not declared by the Board of Directors of the Corporation, from the date of issuance of the shares of Convertible Preferred Stock until the date of payment thereof as set forth in the immediately preceding sentence. No dividends or other distributions shall be paid on or declared and set aside for payment on the Common Stock until full cumulative dividends on all outstanding shares of Convertible Preferred Stock shall have been paid or declared and set aside for payment. Such dividends shall be payable in cash or in freely tradable shares of Common Stock, with such shares of Common Stock valued at the average closing bid price of such shares over the five consecutive trading days immediately preceding the date of payment thereof, as such average closing bid price is determined pursuant to Section 2 above.

4. VOTING RIGHTS OF CONVERTIBLE PREFERRED STOCK. Except as otherwise required by law and as provided for in Section 2(e), the holders of outstanding shares of Convertible Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of the Corporation.

5. RANKING. The Convertible Preferred Stock shall rank senior to any other class of capital stock of the Corporation now or hereafter issued as to the payment of dividends and the distribution of assets on redemption, liquidation, dissolution or winding up of the Corporation.

6. LIQUIDATION RIGHTS. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up, at any time when any shares of Convertible Preferred Stock shall be outstanding, the holders of the then outstanding shares of Convertible Preferred Stock shall have a preference in distribution of the Corporation's property available for the distribution to the holders of any other class of capital stock of the Corporation, including but not limited to, the Common Stock, equal to $10,000.00 consideration per share, together with an amount equal to all accrued but unpaid dividends thereon, if any, to the date of payment of such distribution, whether or not declared by the Board.

7. ADJUSTMENTS DUE TO MERGER OR CONSOLIDATION, ETC. In the case of any consolidation with or merger of the Corporation with or into another corporation, or in the case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Convertible Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Convertible Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Convertible Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Convertible Preferred Stock.

                                   APPENDIX C

                                    SERIES C


                           CERTIFICATE OF DESIGNATION

                              ARTICLES OF AMENDMENT

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


         1. Designation. The designation of the series of Preferred Stock fixed by this resolution shall be "Series D Convertible Preferred Stock" (hereinafter referred to as the "Convertible Preferred Stock").

         2.       Conversion Rights.

                  (a) Right to Convert. The holder of any shares of Series C Convertible Preferred Stock (the "Preferred Stock") may, at any time, commencing 45 days from the date of issuance and for a period of three years thereafter, convert all or a portion of the Preferred Stock, without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of common stock, no par value, of the Corporation of the Corporation as is determined by dividing (i) the sum of $10,000 by (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" shall be equal to seventy five percent (75%) of the Average Closing Price of the Corporation's Common Stock for the five-day trading period ending on the day prior to the date of conversion provided, however, that in no event will the Conversion Price be greater than 75% of the Average Price on the Closing Date. For purposes of this Section 2, the Market Price shall be the average of the closing bid prices of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice (as defined in Section 2(b) hereof), as (i) quoted by Bloomberg, L.P. or if not quoted by Bloomberg, L. P., then (ii) as reported by the National Association of Securities Automated Quotation System ("NASDAQ"), or if not quoted by NASDAQ then; (iii) the average of the closing bid prices of the Common Stock in the over-the-counter market over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice; or (iv) in the event the Common Stock is listed on a national stock exchange, the Market Price shall be the average of the closing prices of the Common Stock on such exchange, as reported in The Wall Street Journal over the five consecutive trading days immediately preceding the date of the Conversion Notice.

                  (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. If upon conversion of shares of Preferred Stock held by a registered holder which are being converted, such register holder would, but for the provisions of this Section 2(b), receive a fraction of a share of Common Stock thereon, then in lieu of any such fractional share to which such holder would otherwise be entitled, the Corporation shall round up or down, as the case may be, to the nearest share. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Preferred Stock, and shall give written notice by facsimile or otherwise (the "Conversion Notice") to the Corporation at such office that such holder elects to convert the same and shall state therein such holder's name or the name of its nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, but in any event within five business days of the date of its receipt of the Conversion Notice and original Preferred Stock Certificate, issue and deliver or cause to be issued and delivered to such holder of Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made on the date that the Corporation receives the Conversion Notice by facsimile or otherwise, and the person or persons entitled to receive the share of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the conversion of any shares of Preferred Stock, such shares shall be restored to the status of authorized but unissued shares and may be reissued by the Corporation at any time.

                  (c) Notices of Record Date. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any classification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution; (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective; and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, transfer, consolidation, merger, dissolution or winding up.

                  (d) Stock Dividends; Stock Splits; Etc. In the event that the Corporation shall (i) take a record of holders of shares of the Common Stock for the purpose of determining the holders entitled to receive dividends payable in shares of Common Stock; (ii) subdivide the outstanding shares of Common Stock; (iii) combine the outstanding shares of Common Stock into smaller number of shares; or (iv) issue, by reclassification of the Common Stock, any other securities of the Corporation, then, in each such case, the Conversion Price then in effect shall be adjusted so that upon conversion of each share of Convertible Preferred Stock then outstanding the number of shares of Common Stock into which such shares of Convertible Preferred Stock are convertible after the happening of any of the events described in clauses (i)through(iv) above shall be the number of such shares of Common Stock into which such shares of Preferred Stock would have been converted if so converted immediately prior to the happening of such event or any record date with respect thereto.

                  (e) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such numbers of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the then outstanding shares of Preferred Stock. In the event there are insufficient shares to effect a conversion, the Corporation shall increase the number of authorized shares to effect conversion. In the event shareholder approval is required to increase the authorized shares, the holder shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote. No sale or disposition of all or substantially all of the Corporation's assets shall take place without the approval of the holders of the Convertible Preferred Stock, voting as a single class.

                  (f) Voting Rights of Convertible Preferred Stock. Except as otherwise required by law and as provided for in Section 2(e), the holders of outstanding shares of Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of the Corporation.

         3. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up, at any time when any shares of Preferred Stock shall be outstanding, the holders of the then outstanding shares of Preferred Stock shall have a preference in distribution of the Corporation's property available for the distribution to the holders of any other class of capital stock of the Corporation, including but not limited to, the Common Stock, equal to $10,000.00 consideration per share.

         4. Adjustments Due to Merger or Consolidation, Etc. In the case of any consolidation with or merger of the Corporation with or into another corporation, or in the case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Convertible Preferred Stock.

                                   APPENDIX D

                                    SERIES D

                           CERTIFICATE OF DESIGNATION
                              ARTICLES OF AMENDMENT
                        IMAGING DIAGNOSTIC SYSTEMS, INC.


         1. Designation. The designation of the series of Preferred Stock fixed by this resolution shall be "Series D Convertible Preferred Stock" (hereinafter referred to as the "Convertible Preferred Stock").

         2.       Conversion Rights.

                  (a) Right to Convert. The holder of any shares of Series D Convertible Preferred Stock (the "Preferred Stock") may, at any time, commencing 45 days from the date of issuance and for a period of three years thereafter, convert all or a portion of the Preferred Stock, without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of common stock, no par value, of the Corporation of the Corporation as is determined by dividing (i) the sum of $10,000 by (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" shall be equal to seventy five percent (75%) of the Average Closing Price of the Corporation's Common Stock for the five-day trading period ending on the day prior to the date of conversion provided, however, that in no event will the Conversion Price be greater than 75% of the Average Price on the Closing Date. For purposes of this Section 2, the Market Price shall be the average of the closing bid prices of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice (as defined in Section 2(b) hereof), as (i) quoted by Bloomberg, L.P. or if not quoted by Bloomberg, L. P., then (ii) as reported by the National Association of Securities Automated Quotation System ("NASDAQ"), or if not quoted by NASDAQ then; (iii) the average of the closing bid prices of the Common Stock in the over-the-counter market over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice; or (iv) in the event the Common Stock is listed on a national stock exchange, the Market Price shall be the average of the closing prices of the Common Stock on such exchange, as reported in The Wall Street Journal over the five consecutive trading days immediately preceding the date of the Conversion Notice.

                  (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. If upon conversion of shares of Preferred Stock held by a registered holder which are being converted, such register holder would, but for the provisions of this Section 2(b), receive a fraction of a share of Common Stock thereon, then in lieu of any such fractional share to which such holder would otherwise be entitled, the Corporation shall round up or down, as the case may be, to the nearest share. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Preferred Stock, and shall give written notice by facsimile or otherwise (the "Conversion Notice") to the Corporation at such office that such holder elects to convert the same and shall state therein such holder's name or the name of its nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, but in any event within five business days of the date of its receipt of the Conversion Notice and original Preferred Stock Certificate, issue and deliver or cause to be issued and delivered to such holder of Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made on the date that the Corporation receives the Conversion Notice by facsimile or otherwise, and the person or persons entitled to receive the share of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the conversion of any shares of Preferred Stock, such shares shall be restored to the status of authorized but unissued shares and may be reissued by the Corporation at any time.

                  (c) Notices of Record Date. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any classification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution; (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective; and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, transfer, consolidation, merger, dissolution or winding up.

                  (d) Stock Dividends; Stock Splits; Etc. In the event that the Corporation shall (i) take a record of holders of shares of the Common Stock for the purpose of determining the holders entitled to receive dividends payable in shares of Common Stock; (ii) subdivide the outstanding shares of Common Stock; (iii) combine the outstanding shares of Common Stock into smaller number of shares; or (iv) issue, by reclassification of the Common Stock, any other securities of the Corporation, then, in each such case, the Conversion Price then in effect shall be adjusted so that upon conversion of each share of Convertible Preferred Stock then outstanding the number of shares of Common Stock into which such shares of Convertible Preferred Stock are convertible after the happening of any of the events described in clauses (i)through(iv) above shall be the number of such shares of Common Stock into which such shares of Preferred Stock would have been converted if so converted immediately prior to the happening of such event or any record date with respect thereto.

                  (e) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such numbers of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the then outstanding shares of Preferred Stock. In the event there are insufficient shares to effect a conversion, the Corporation shall increase the number of authorized shares to effect conversion. In the event shareholder approval is required to increase the authorized shares, the holder shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote. No sale or disposition of all or substantially all of the Corporation's assets shall take place without the approval of the holders of the Convertible Preferred Stock, voting as a single class.

                  (f) Voting Rights of Convertible Preferred Stock. Except as otherwise required by law and as provided for in Section 2(e), the holders of outstanding shares of Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of the Corporation.

         3. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up, at any time when any shares of Preferred Stock shall be outstanding, the holders of the then outstanding shares of Preferred Stock shall have a preference in distribution of the Corporation's property available for the distribution to the holders of any other class of capital stock of the Corporation, including but not limited to, the Common Stock, equal to $10,000.00 consideration per share.

         4. Adjustments Due to Merger or Consolidation, Etc. In the case of any consolidation with or merger of the Corporation with or into another corporation, or in the case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Convertible Preferred Stock.

                                   APPENDIX E

                                    SERIES E


                           CERTIFICATE OF DESIGNATION

                              ARTICLES OF AMENDMENT

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


         1. Designation. The designation of the series of Preferred Stock fixed by this resolution shall be "Series E Convertible Preferred Stock" (hereinafter referred to as the "Preferred Stock").

         2.       Conversion Rights.

                  (a) Right to Convert. The holder of any shares of Preferred Stock may, at any time, commencing 45 days from the date of issuance and for a period of three years thereafter, convert all or a portion of the Preferred Stock, without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of common stock, no par value, of the Corporation as is determined by dividing (i) the sum of $10,000 by (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" shall be equal to seventy five percent (75%) of the average of the closing bid prices of the Corporation's Common Stock for the five-day trading period ending on the day prior to the date of the Conversion Notice (as defined below) provided, however, that in no event will the Conversion Price be greater than 75% of the average of the closing bid prices of the Corporation's Common Stock for the five-day trading period ending on the day prior to the Closing Date. For purposes of this Section 2, the Conversion Price shall be the average of the closing bid prices of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice (as defined in Section 2(b) hereof), as (i) quoted by Bloomberg, L.P. or if not quoted by Bloomberg, L. P., then (ii) as reported by the National Association of Securities Automated Quotation System ("NASDAQ"), or if not quoted by NASDAQ then; (iii) the average of the closing bid prices of the Common Stock in the over-the-counter market over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice; or (iv) in the event the Common Stock is listed on a national stock exchange, the Conversion Price shall be the average of the closing prices of the Common Stock on such exchange, as reported in The Wall Street Journal over the five consecutive trading days immediately preceding the date of the Conversion Notice.

                  (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. If upon conversion of shares of Preferred Stock held by a registered holder which are being converted, such registered holder would, but for the provisions of this Section 2(b), receive a fraction of a share of Common Stock thereon, then in lieu of any such fractional share to which such holder would otherwise be entitled, the Corporation shall round up or down, as the case may be, to the nearest share. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Preferred Stock, and shall give written notice by facsimile or otherwise (the "Conversion Notice") to the Corporation at such office that such holder elects to convert the same and shall state therein such holder's name or the name of its nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, but in any event within five business days of the date of its receipt of the Conversion Notice and original Preferred Stock Certificate, issue and deliver or cause to be issued and delivered to such holder of Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made on the date that the Corporation receives the Conversion Notice by facsimile or otherwise, and the person or persons entitled to receive the share of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the conversion of any shares of Preferred Stock, such shares shall be restored to the status of authorized but unissued shares and may be reissued by the Corporation at any time.

                  (c) Notices of Record Date. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any classification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution; (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective; and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, transfer, consolidation, merger, dissolution or winding up.

                  (d) Stock Dividends; Stock Splits; Etc. In the event that the Corporation shall (i) take a record of holders of shares of the Common Stock for the purpose of determining the holders entitled to receive dividends payable in shares of Common Stock; (ii) subdivide the outstanding shares of Common Stock; (iii) combine the outstanding shares of Common Stock into smaller number of shares; or (iv) issue, by reclassification of the Common Stock, any other securities of the Corporation, then, in each such case, the Conversion Price then in effect shall be adjusted so that upon conversion of each share of Convertible Preferred Stock then outstanding the number of shares of Common Stock into which such shares of Convertible Preferred Stock are convertible after the happening of any of the events described in clauses (i) through (iv) above shall be the number of such shares of Common Stock into which such shares of Preferred Stock would have been converted if so converted immediately prior to the happening of such event or any record date with respect thereto.

                  (e) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such numbers of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the then outstanding shares of Preferred Stock. In the event there are insufficient shares to effect a conversion, the Corporation shall increase the number of authorized shares to effect conversion. In the event shareholder approval is required to increase the authorized shares, the holder shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote. No sale or disposition of all or substantially all of the Corporation's assets shall take place without the approval of the holders of the Convertible Preferred Stock, voting as a single class.

                  (f) Voting Rights of Convertible Preferred Stock. Except as otherwise required by law and as provided for in Section 2(e), the holders of outstanding shares of Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of the Corporation.

         3. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up, at any time when any shares of Preferred Stock shall be outstanding, the holders of the then outstanding shares of Preferred Stock shall have a preference in distribution of the Corporation's property available for the distribution to the holders of any other class of capital stock of the Corporation, including but not limited to, the Common Stock, equal to $10,000.00 consideration per share.

         4. Adjustments Due to Merger or Consolidation, Etc. In the case of any consolidation with or merger of the Corporation with or into another corporation, or in the case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Convertible Preferred Stock.

                                   APPENDIX F

                                    SERIES F

                          AMENDED ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                        IMAGING DIAGNOSTIC SYSTEMS, INC.



         The undersigned do hereby certify that, pursuant to the authority conferred upon the Board of Directors of IMAGING DIAGNOSTIC SYSTEMS, INC. (the "Corporation") a corporation organized and existing under the Florida Business Corporation Act, by Florida Statute 607.0821 and Florida Statute 607.0602 and pursuant to the written consent dated February 19, 1998, duly executed by all of the members of the Corporation's Board of Directors, adopting the resolutions providing for the issuance of up to 75 shares of the Corporation's authorized but unissued preferred stock, no par value, to be designated the Series F Convertible Preferred Stock (the "Preferred Stock"), and the Amendment of the Corporation's Articles of Incorporation to provide for the Preferred Stock, and there being no shareholder action required, the Corporation Articles of Incorporation are hereby Amended as follows:


                            ARTICLE III CAPITAL STOCK
                            -------------------------

                   CERTIFICATE OF DESIGNATION OF PREFERENCES,
                       RIGHTS AND LIMITATIONS OF SERIES F
                           CONVERTIBLE PREFERRED STOCK

1. Designation and Rank. The number and designation of the series of Preferred Stock fixed by this amendment shall be 75 Shares of "Series F Convertible Preferred Stock" (hereinafter referred to as the "Convertible Preferred Stock"), all of which shall rank equally and be identical in all respects.

2. Conversion Rights.

(a) Right to Convert. The holder of any shares of Series F Convertible Preferred Stock (the "Preferred Stock") may, at any time, commencing May 15, 1998 and for a period of two years thereafter, convert all or a portion of the Preferred Stock, without the payment of any additional consideration therefor, into that number of fully paid and nonassessable shares of common stock, no par value, of the Corporation as is determined by dividing (i) the sum of $10,000 by (ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" shall be equal to seventy percent (70%) of the Average Closing Price of the Corporation's Common Stock for the five-day trading period ending on the day prior to the date of the conversion. For purposes of this Section 2, the Market Price shall be the average of the closing bid prices of the Common Stock over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice (as defined in Section 2(b) hereof), as (i) quoted by Bloomberg, L.P. or if not quoted by Bloomberg, L.P., then (ii) as reported by the National Association of Securities Automated Quotation System ("NASDAQ"), or if not quoted by NASDAQ then; (iii) the average of the closing bid prices of the Common Stock in the over-the-counter market over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice; or (iv) in the event the Common Stock is listed on a national stock exchange, the Market Price shall be the average of the closing prices of the Common Stock on such exchange, as reported in The Wall Street Journal over the five consecutive trading days immediately preceding the date of the Conversion Notice.

(b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. If upon conversion of shares of Preferred Stock held by a registered holder which are being converted, such register holder would, but for the provisions of this Section 2(b), receive a fraction of a share of Common Stock thereon, then in lieu of any such fractional share to which such holder would otherwise be entitled, the Corporation shall round up or down, as the case may be, to the nearest share. Before any holder of the Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Preferred Stock, and shall give written notice by facsimile or otherwise (the "Conversion Notice") to the Corporation at such office that such holder elects to convert the same and shall state therein such holder's name or the name of its nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, but in any event within five business days of the date of its receipt of the Conversion Notice and original Preferred Stock Certificate, issue and deliver or cause to be issued and delivered to such holder of Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made on the date that the Corporation receives the Conversion Notice by facsimile or otherwise, and the person or persons entitled to receive the share of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the conversion of any shares of Preferred Stock, such shares shall be restored to the status of authorized but unissued shares and may be reissued as a new series by the Corporation at any time.

(c) Notices of Record Date. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any classification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution; (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective; and
(iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, transfer, consolidation, merger, dissolution or winding up.

(d) Stock Dividends; Stock Splits; Etc. In the event that the Corporation shall
(i) take a record of holders of shares of the Common Stock for the purpose of determining the holders entitled to receive dividends payable in shares of Common Stock; (ii) subdivide the outstanding shares of Common Stock; (iii) combine the outstanding shares of Common Stock into smaller number of shares; or
(iv) issue, by reclassification of the Common Stock, any other securities of the Corporation, then, in each such case, the Conversion Price then in effect shall be adjusted so that upon conversion of each share of Convertible Preferred Stock then outstanding the number of shares of Common Stock into which such shares of Convertible Preferred Stock are convertible after the happening of any of the events described in clauses (i)through(iv) above shall be the number of such shares of Common Stock into which such shares of Preferred Stock would have been converted if so converted immediately prior to the happening of such event or any record date with respect thereto.

(e) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such numbers of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the then outstanding shares of Preferred Stock. In the event there are insufficient shares to effect a conversion, the Corporation shall increase the number of authorized shares to effect conversion, the holder shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote. No sale or disposition of all or substantially all of the Corporation's assets shall take place without approval of the holders of the Convertible Preferred Stock, voting as a single class.

(f) Voting Rights of Convertible Preferred Stock. Except as otherwise required by law and as provided for in Section 2(e), the holders of outstanding shares of Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of the Corporation.

3. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up, at any time when any shares of Preferred Stock shall be outstanding, the holders of the then outstanding shares of Preferred Stock shall have a preference in distribution of the Corporation's property available for the distribution to the holders of any other class of capital stock of the Corporation, including but not limited to, the Common Stock, equal to $10,000.00 consideration per share.

4. Adjustments Due to Merger or Consolidation, Etc. In the case of any consolidation with or merger of the Corporation with or into another corporation, or in the case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the

Common Stock issuable (at the time of such consolidation, merger, sale, lease, or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonable be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Convertible Preferred Stock.

         IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation has been executed and attested by the undersigned duly authorized officers of the Corporation as of the 19th day of February 1998.



                     /s/Linda B. Grable, President and Director

                     /s/Allan L. Schwartz, Executive Vice President and Director

                     /s/Richard J. Grable, Chief Executive Officer and Director

                                   APPENDIX H

                                    SERIES H
                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                        IMAGING DIAGNOSTIC SYSTEMS, INC.



         The undersigned do hereby certify that, pursuant to the authority conferred upon the Board of Directors of IMAGING DIAGNOSTIC SYSTEMS, INC. (the "Corporation") a corporation organized and existing under the Florida Business Corporation Act, by Florida Statute 607.0821 and Florida Statute 607.0602 and pursuant to the written consent dated May 28, 1998, duly executed by all of the members of the Corporation's Board of Directors, adopting the resolutions providing for the issuance of up to 108 shares of the Corporation's authorized but unissued preferred stock, no par value, to be designated the Series H Convertible Preferred Stock (the "Preferred Stock"), and the Amendment of the Corporation's Articles of Incorporation to provide for the Preferred Stock, and there being no shareholder action required, the Corporation Articles of Incorporation are hereby Amended as follows:


                            ARTICLE III CAPITAL STOCK
                            -------------------------

                   CERTIFICATE OF DESIGNATION OF PREFERENCES,
                       RIGHTS AND LIMITATIONS OF SERIES H
                           CONVERTIBLE PREFERRED STOCK

1. Designation and Rank. The number and designation of the series of Preferred Stock fixed by this amendment shall be 108 Shares of "Series H Convertible Preferred Stock" (hereinafter referred to as the "Convertible Preferred Stock"), all of which shall rank equally and be identical in all respects.

2.  Conversion Rights.

(a) Right to Convert. The holder of any shares of Series H Convertible Preferred Stock (the "Preferred Stock") may, at any time, for a period of two years thereafter, convert all or a portion of the Preferred Stock and any accrued interest thereon, without the payment of any additional consideration therefor, into that number of fully paid and non-assessable shares of common stock, no par value, of the Corporation as is determined by dividing (i) the sum of $10,000 by
(ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" shall be equal to the lesser of $.53 or seventy five percent (75%) of the Average Closing Price of the Corporation's Common Stock for the ten-day trading period ending on the day prior to the date of the conversion (the "Lookback Period"). On the last trading day of each month, starting on the first day of the 5th month from the Closing Date, the Lookback period will be increased by two trading days until the Lookback period equals a maximum of twenty two (22) trading days. For purposes of this Section 3, the Average Price shall be the lowest closing bid price of the Common Stock during the Lookback period as (i) quoted by Bloomberg, L.P. or if not quoted by Bloomberg, L.P., then (ii) as reported by the National Association of Securities Automated Quotation System ("NASDAQ"), or if not quoted by NASDAQ then; (iii) the average of the closing bid prices of the Common Stock in the over-the-counter market over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice; or (iv) in the event the Common Stock is listed on a national stock exchange, the Market Price shall be the average of the closing prices of the Common Stock on such exchange, as reported in The Wall Street Journal over the five consecutive trading days immediately preceding the date of the Conversion Notice.

(b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. If upon conversion of shares of Preferred Stock held by a registered holder which are being converted, such register holder would, but for the provisions of this Section 3(b), receive a fraction of a share of Common Stock thereon, then in lieu of any such fractional share to which such holder would otherwise be entitled, the Corporation shall round up or down, as the case may be, to the nearest share. Before any holder of the Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Preferred Stock, and shall give written notice by facsimile or otherwise (the "Conversion Notice") to the Corporation at such office that such holder elects to convert the same and shall state therein such holder's name or the name of its nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, but in any event within five business days of the date of its receipt of the Conversion Notice and original Preferred Stock Certificate, issue and deliver or cause to be issued and delivered to such holder of Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made on the date that the Corporation receives the Conversion Notice by facsimile or otherwise, and the person or persons entitled to receive the share of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the conversion of any shares of Preferred Stock, such shares shall be restored to the status of authorized but unissued shares and may be reissued as a new series by the Corporation at any time.

(c) Notices of Record Date. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any classification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution; (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective; and
(iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, transfer, consolidation, merger, dissolution or winding up.

(d) Stock Dividends; Stock Splits; Etc. In the event that the Corporation shall
(i) take a record of holders of shares of the Common Stock for the purpose of determining the holders entitled to receive dividends payable in shares of Common Stock; (ii) subdivide the outstanding shares of Common Stock; (iii) combine the outstanding shares of Common Stock into smaller number of shares; or
(iv) issue, by reclassification of the Common Stock, any other securities of the Corporation, then, in each such case, the Conversion Price then in effect shall be adjusted so that upon conversion of each share of Convertible Preferred Stock then outstanding the number of shares of Common Stock into which such shares of Convertible Preferred Stock are convertible after the happening of any of the events described in clauses (i)through(iv) above shall be the number of such shares of Common Stock into which such shares of Preferred Stock would have been converted if so converted immediately prior to the happening of such event or any record date with respect thereto.

(e) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such numbers of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the then outstanding shares of Preferred Stock. In the event there are insufficient shares to effect a conversion, the Corporation shall increase the number of authorized shares to effect conversion, the holder shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote. No sale or disposition of all or substantially all of the Corporation's assets shall take place without approval of the holders of the Convertible Preferred Stock, voting as a single class.

(f) Voting Rights of Convertible Preferred Stock. Except as otherwise required by law and as provided for in Section 3(e), the holders of outstanding shares of Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of the Corporation.

4. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up, at any time when any shares of Preferred Stock shall be outstanding, the holders of the then outstanding shares of Preferred Stock shall have a preference in distribution of the Corporation's property available for the distribution to the holders of any other class of capital stock of the Corporation, including but not limited to, the Common Stock, equal to $10,000.00 consideration per share.

5. Adjustments Due to Merger or Consolidation, Etc. In the case of any consolidation with or merger of the Corporation with or into another corporation, or in the case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease, or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonable be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Convertible Preferred Stock.

         IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation has been executed and attested by the undersigned duly authorized officers of the Corporation as of the 28th day of May 1998.



                    /s/Linda B. Grable, President and Director

                    /s/Allan L. Schwartz, Executive Vice President and Director

                    /s/Richard J. Grable, Chief Executive Officer and Director